EXHIBIT 1.1


CASE NAME:
                                                                   ACCRUAL BASIS

CASE NUMBER:                                                        2/13/95

JUDGE:

                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORT
                         MONTH ENDING: January 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STAES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/                                               Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

James C. Williams                                     February 20, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:


/s/                                                Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

James C. Williams                                    February 20, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-1
CASE NUMBER:  01-39776-BJH-11


COMPARATIVE BALANCE SHEET
                                                   SCHEDULE                 MONTH             MONTH            MONTH
                                                   AMOUNT
ASSETS                                                                        Jan. 2002

1.       UNRESTRICTED CASH                                                      246,158
2.       RESTRICTED CASH                                                              -
3.       TOTAL CASH                                                             246,158
4.       ACCOUNTS RECEIVABLE (NET)                                              485,225
5.       INVENTORY                                                                   --
6.       NOTES RECEIVABLE                                                            --
7.       PREPAID EXPENSES                                                       133,567
8.       OTHER (ATTACH LIST)                                                         --
9.       TOTAL CURRENT ASSETS                                                   864,950
10.      PROPERTY, PLANT & EQUIPMENT                                          4,500,302
11.      LESS: ACCUMULATED
         DEPRECIATION / DEPLETION                                             2,764,225
12.      NET PROPERTY, PLANT &
         EQUIPMENT                                                            1,736,077
13.      DUE FROM INSIDERS                                                      (70,968)
14.      OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                             126,842
15.      OTHER (ATTACH LIST)                                                  1,017,323
16.      TOTAL ASSETS                                                         3,674,224
POST PETITION LIABILITIES
17.      ACCOUNTS PAYABLE                                                       326,696
18.      TAXES PAYABLE                                                           31,333
19.      NOTES PAYABLE                                                               --
20.      PROFESSIONAL FEES                                                            -
21.      SECURED DEBT                                                                 -
22.      OTHER (ATTACH LIST)                                                        650
23.      TOTAL POSTPETITION
         LIABILITIES                                                            358,679
PREPETITION LIABILITIES
24.      SECURED DEBT                                                         2,786,354
25.      PRIORITY DEBT                                                           60,090
26.      UNSECURED DEBT                                                       3,054,070
27.      OTHER (ATTACH LIST)                                                    760,954
28.      TOTAL PREPETITION LIABILITIES                                        6,661,468
29.      TOTAL LIABILITIES                                                    7,020,147
EQUITY
30.      PREPETITION OWNER'S EQUITY                                         (2,726,032)
31.      POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                     (619,891)
32.      DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)                                                         -
33.      TOTAL EQUITY                                                       (3,345,923)
34.      TOTAL LIABILITIES &
         OWNER'S EQUITY                                                       3,674,224



Case Name: Alford Refrigerated Warehouses, Inc.                                             MOR-1

Case No: 01-39776-BJH-11



14. Capitalized Professional Fees net of Amortization                                   $   126,842


15. Investment in Subsidiaries                                                          $   941,057

      Deposits                                                                               76,266
                                                                                        -------------
                                                                                        $ 1,017,323


22. Deferred Revenue                                                                    $       650


27. Deferred Income Taxes                                                               $   697,039

      Deferred Revenue                                                                       63,915
                                                                                        -------------
                                                                                        $   760,954


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-2
CASE NUMBER:  01-39776-BJH-11


INCOME STATEMENT
                                                          MONTH             MONTH             MONTH          QUARTER
                                                                                                              TOTAL
REVENUES                                                January, 2002

1.       GROSS REVENUES                                       316,212                                            316,212
2.       LESS: RETURNS & DISCOUNTS                                  -                                                  -
3.       NET REVENUE                                          316,212                                            316,212
COST OF GOODS SOLD
4.       MATERIAL                                                   -                                                 --
5.       DIRECT LABOR                                               -                                                 --
6.       DIRECT OVERHEAD                                            -                                                  -
7.       TOTAL COST OF GOODS SOLD                                   -                                                  -
8.       GROSS PROFIT                                         316,212                                            316,212
OPERATING EXPENSES
9.       OFFICER / INSIDER COMPENSATION                        29,092                                             29,092
10.      SELLING & MARKETING                                        -                                                  -
11.      GENERAL & ADMINISTRATIVE                             379,815                                            379,815
12.      RENT & LEASE                                         154,667                                            154,667
13.      OTHER (ATTACHED)                                           -                                                  -
14.      TOTAL OPERATING EXPENSES                             563,574                                            563,574
15.      INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                   (247,362)                                          (247,362)
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME
         (ATT. LIST)                                                -                                                  -
17.      NON-OPERATING EXPENSE
         (ATT. LIST)                                                -                                                  -
18.      INTEREST EXPENSE                                       (254)                                              (254)
19.      DEPRECIATION / DEPLETION                              33,971                                             33,971
20.      AMORTIZATION                                           2,225                                              2,225
21.      OTHER (ATTACH LIST)                                        -                                                  -
22.      NET OTHER INCOME & EXPENSES                        (283,304)                                          (283,304)
REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES                                          -                                                  -
24.      U.S. TRUSTEE FEES                                        250                                                250
25.      OTHER (ATTACH LIST)                                        -                                                  -
26.      TOTAL REORGANIZATION
         EXPENSES                                                 250                                                250
27.      INCOME TAX                                                 -                                                  -
28.      NET PROFIT (LOSS)                                  (283,554)                                          (283,554)


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-3
CASE NUMBER:  01-39776-BJH-11


CASH RECEIPTS AND DISBURSEMENTS
                                                           MONTH            MONTH             MONTH          QUARTER
                                                                                                              TOTAL
                                                            January, 2002

1.       CASH - BEGINNING OF MONTH                            158,006                                            158,006
RECEIPTS FROM OPERATIONS
2.       CASH SALES                                             1,937                                              1,937
COLLECTION OF ACCOUNTS RECEIVABLES
3.       PREPETITION                                           32,273                                             32,273
4.       POSTPETITION                                         358,974                                            358,974
5.       TOTAL OPERATING RECEIPTS                             393,184                                            393,184
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)                             -                                                  -
7.       SALE OF ASSETS                                             -                                                  -
8.       OTHER (ATTACH LIST)                                        -                                                  -
9.       TOTAL NON-OPERATING RECEIPTS                               -                                                  -
10.      TOTAL RECEIPTS                                       393,184                                            393,184
11.      TOTAL CASH AVAILABLE                                 551,190                                            551,190
OPERATING DISBURSEMENTS
12.      NET PAYROLL                                          138,609                                            138,609
13.      PAYROLL TAXES PAID                                    54,946                                             54,946
14.      SALES, USE & OTHER TAXES PAID                              -                                                  -
15.      SECURED / RENTAL / LEASES                                  -                                                  -
16.      UTILITIES                                              4,226                                              4,226
17.      INSURANCE                                             32,084                                             32,084
18.      INVENTORY PURCHASES                                        -                                                  -
19.      VEHICLE EXPENSES                                           -                                                  -
20.      TRAVEL                                                   190                                                190
21.      ENTERTAINMENT                                              -                                                  -
22.      REPAIRS & MAINTENANCE                                 32,040                                             32,040
23.      SUPPLIES                                               5,459                                              5,459
24.      ADVERTISING                                                -                                                  -
25.      OTHER (ATTACH LIST)                                   37,228                                             37,228
26.      TOTAL OPERATING DISBURSEMENTS                        304,782                                            304,782
REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES                                          -                                                  -
28.      U.S. TRUSTEE FEES                                        250                                                250
29.      OTHER (ATTACH LIST)                                        -                                                  -
30.      TOTAL REORGANIZATION EXPENSES                            250                                                250
31.      TOTAL DISBURSEMENTS                                  305,032                                            305,032
32.      NET CASH FLOW                                        246,158                                            246,158
33.      CASH - END OF MONTH                                  246,158                                            246,158



Case Name: Alford Refrigerated Warehouses, Inc.                       MOR-3

Case No: 01-39776-BJH-11



25. Bank Charges                                                   $     429

      Licenses & Fees                                                    225

      Employee withholdings for Child Support, Irs Levy,
      401(K), Credit Union, Medical Premiums                          36,574
                                                                    --------
                                                                   $  37,228

                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-4
CASE NUMBER:  01-39776-BJH-11


ACCOUNTS RECEIVABLE ACCOUNTS
                                                                            MONTH             MONTH            MONTH
                                                                           January, 2002

1.       0-30                                                                   264,569
2.       31-60                                                                   60,438
3.       61-90                                                                    4,135
4.       91+                                                                     64,782
5.       TOTAL ACCOUNTS RECEIVABLE                                              393,924
6.       AMOUNT CONSIDERED
         UNCOLLECTIBLE                                                               --
7.       ACCOUNTS RECEIVABLE (NET)                                              393,924



AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:  January, 2002
                                                                                 -----------

TAXES PAYABLE                           0-30 DAYS         31-60 DAYS          61-90 DAYS         91+ DAYS        TOTAL

1.       FEDERAL                           -                 -                  -                 -               -
2.       STATE                             -                 -                  -                 -               -
3.       LOCAL                           12,000            19,333               -                 -             31,333
4.       OTHER
         (ATTACH LIST)                     -                 -                  -                 -               -
5.       TOTAL TAXES
         PAYABLE                         12,000            19,333               -                 -             31,333

6.       ACCOUNTS PAYABLE               153,034              -                  -                 -            153,034


STATUS OF POSTPETITION TAXES                                                    MONTH: January, 2002
                                                                                       -------------

                                                         BEGINNING           AMOUNT            AMOUNT           ENDING
                                                            TAX            WITHHOLDING          PAID             TAX
FEDERAL                                                  LIABILITY         ON ACCOUNT                         LIABILITY

1.       WITHHOLDING**                                       -                  -                 -               -
2.       FICA-EMPLOYEE**                                     -                  -                 -               -
3.       FICA-EMPLOYER**                                     -                  -                 -               -
4.       UNEMPLOYMENT                                        -                  -                 -               -
5.       INCOME                                              -                  -                 -               -
6.       OTHER (ATTACH LIST)                                 -                  -                 -               -
7.       TOTAL FEDERAL TAXES                                 -                  -                 -               -
STATE AND LOCAL
8.       WITHHOLDING                                         -                  -                 -               -
9.       SALES                                               -                  -                 -               -
10.      EXCISE                                              -                  -                 -               -
11.      UNEMPLOYMENT                                        -                  -                 -               -
12.      REAL PROPERTY                                     19,333            12,000               -             31,333
13.      PERSONAL PROPERTY                                   -                  -                 -               -
14.      OTHER (ATTACH LIST)                                 -                  -                 -               -
15.      TOTAL STATE & LOCAL                               19,333            12,000               -             31,333
16.      TOTAL TAXES                                       19,333            12,000               -             31,333


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-5
CASE NUMBER:  01-39776-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                 MONTH: January, 2002

BANK RECONCILIATIONS                                   Account #1        Account #2        Account #3

A.       BANK                                           Comerica          Comerica           Compass
B.       ACCOUNT NUMBER                                1880803067        1880803091         39798085            Total
C.       PURPOSE (TYPE)                                   DIP               Cash            Operating
                                                                         Collateral

1.       BALANCE PER BANK STATEMENT                     219,957            49,073              2,212
2.       ADD: TOTAL DEPOSITS NOT
         CREDITED                                             -               -                 -
3.       SUBTRACT OUTSTANDING CHECKS                     24,763               -                 250
4.       OTHER RECONCILING ITEMS                           -                  -              (3,034)
5.       MONTH END BALANCE PER BOOKS                    195,194            49,073            (1,072)
6.       NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS
                                                        DATE OF            TYPE OF          PURCHASE      CURRENT
BANK ACCOUNT NAME & NUMBER                              PURCHASE         INSTRUMENT           PRICE         VALUE

7.                                                                                                              --
8.                                                                                                              --
9.                                                                                                              --
10.                                                                                                             --
TOTAL INVESTMENTS                                                                                               --

CASH
     CURRENCY ON HAND

     TOTAL CASH END OF MONTH



                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-5
CASE NUMBER:  01-39776-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                 MONTH: January, 2002

BANK RECONCILIATIONS                                   Account #1         Account #2        Account #3       TOTAL

A.    BANK                                              Compass            Compass

B.    ACCOUNT NUMBER                                   050-1289-3          39796740
C.    PURPOSE
1.    BALANCE PER BANK STATEMENT                          775                 -                              272,017
2.    ADD: TOTAL DEPOSITS NOT CREDITED                     -                  -                                    -
3.    SUBTRACT OUTSTANDING CHECKS                          -                 180                              25,193
4.    OTHER RECONCILING ITEMS                              -                  -                              (3,034)
5.    MONTH END BALANCE PER BOOKS                         775               (180)                            243,790
6.    NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

BANK ACCOUNT NAMES & NUMBER                          DATE OF                     TYPE OF   PURCHASE         CURRENT
                                                   PURCHASE                   INSTRUMENT    PRICE            VALUE

7.                                                                                                              --
8.                                                                                                              --
9.                                                                                                              --
10.                                                                                                             --
TOTAL INVESTMENTS                                                                               --              --

CASH
      CURRENCY ON HAND                                                                                             2,368

      TOTAL CASH END OF MONTH                                                                                    246,158


                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-6
CASE NUMBER:  01-39776-BJH-11

                                                                                                    MONTH:  January, 2002

PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

                               INSIDERS
                                         TYPE OF                 AMOUNT         TOTAL PAID
                                         PAYMENT                  PAID           TO DATE

1.    J. C. Williams                        Salary               11,904           24,812
2.    K. R. Mcginnis                        Salary                7,189           20,104
3.    J. Y. Robichaud                       Salary               14,000           14,000
4.
5.

TOTAL PAYMENTS TO                                                                 58,916
INSIDERS

                            PROFESSIONALS
                                     DATE OF COURT         AMOUNT                    AMOUNT    TOTAL         TOTAL
NAME                                 AUTHORIZED            APPROVED                   PAID    PAID TO       INCURRED
                                     PAYMENT                                                   DATE         & UNPAID

1.
2.
3.
4.
5.

TOTAL PAYMENTS
TO PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                     SCHEDULED             AMOUNTS                      TOTAL
           NAMED CREDITOR            MONTHLY               PAID DURING                 UNPAID
                                     PAYMENTS DUE          MONTH                     POSTPETITION

1.         AFCO                             10,901               10,901                0
2.         Cananwill, Inc.                  10,325               10,325           59,864
3.         Republic Group                                         2,351           21,336
4.
5.
6.         TOTAL                                                 25,577           81,200



                                                        Monthly Operating Report
CASE NAME:  Alford Refrigerated Warehouses, Inc.
                                                                 ACCRUAL BASIS-7
CASE NUMBER:  01-39776-BJH-11

                                                                                MONTH:  January, 2002
QUESTIONNAIRE

                                                                                               YES              NO

1.         HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
           NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                     X
2.         HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER
           THAN A DEBTOR IN POSSESSION ACCOUNT?                                                 X
3.         ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                     X
4.         HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                                               X
5.         HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                               X
6.         ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                         X
7.         ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST
           DUE?                                                                                                 X
8.         ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                     X
9.         ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                           X
10.        ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                                          X
11.        HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                                    X
12.        ARE ANY WAGE PAYMENTS PAST DUE?                                                                      X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.
See Attached


INSURANCE
                                                                                               YES              NO

1.         ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
           OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                                       X
2.         ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                               X
3.         PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

All premiums to the carriers are paid, installments to the finance company for CGL & worker's comp. insurance are not paid current.


       TYPE OF POLICY          CARRIER                        PERIOD COVERED                PAYMENT AMOUNT
                                                                                            -------------
Property                      Chubb                         03/22/01 - 03/22/02           $141,194/Yr
Excess Property               Gulf                          03/22/01 - 03/22/02             30,000/Yr
Boiler & Mach                 Travelers                     03/22/01 - 03/22/02             11,292/Yr
CGL                           Republic                      08/01/01 - 08/01/02             19,912/Yr
Commercial Umb.               Republic                      08/01/01 - 08/01/02              6,329/Yr
Worker's Comp                 United Nat'l                  09/12/01 - 09/12/02            113,924/Yr




Case Name: Alford Refrigerated Warehouses, Inc.                        MOR-7

Case No: 01-39776-BJH-11



2. The Debtor uses a payroll service, ADP, which drafts the withholding taxes automatically from the Debtor's bank account. Debtor is waiting for ADP to change the drafting instructions to the DIP account.

3. Postpetition receivable due from wholly owned subsidiary, Hilltop Acquisition Holding Corporation, for wages and insurance paid on their behalf in the amount of $6,012.87. Reimbursement will be made in February 2002.

4. Payments have been made for insurance financing installments. Payments are detailed on MOR-6